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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 30, 2003
                Date of Report (Date of earliest event reported)



                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                 0-12050              52-1528581
(State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)          File Number)       Identification No.)


                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
              (Address of principal executive offices and zip code)


                                 (949) 425-4110
                         (Registrant's telephone number,
                              including area code)


                                 (949) 425-4586
                         (Registrant's facsimile number,
                              including area code)

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
ITEM  5.     OTHER  EVENTS

ON  JUNE  30, 2003, THE REGISTRANT ENTERED INTO A SERIES OF AGREEMENTS DESCRIBED
BELOW:

PURCHASE  AND  SALE  AGREEMENT

1) A Purchase and Sale Agreement (the "PAS Agreement") with Health Net, Inc. ("HNI") to acquire all the issued and outstanding capital stock of its subsidiary, Health Net Vision, Inc. ("HNV") (the ''HNV Stock''), a California domiciled vision health maintenance organization ("Vision HMO"). The PAS Agreement between the parties describes the transaction, which is subject to certain closing conditions typical of transactions of this type, including but not limited to, (i) appropriate regulatory approval from the California Department of Managed Health Care (the "Department") and (ii) no material adverse change in either party. The assets of HNV subject to the PAS Agreement do not include HNV's current government-sponsored contracts or the HNI employees, groups and individuals who or which also purchased HNI medical products. As of March 31, 2003, there were approximately 103,000 members currently being provided Vision HMO benefits by HNV, which are subject to the PAS Agreement.

ASSUMPTION  AND  INDEMNITY  REINSURANCE  AGREEMENT

2) An Assumption and Indemnity Reinsurance Agreement (the "Reinsurance Agreement") between Health Net Life Insurance Company ("HNLIC") and SafeHealth Life Insurance Company ("SafeHealth"), a subsidiary of Registrant, under which SafeHealth will reinsure and assume certain vision indemnity and vision preferred provider organization ("PPO") contracts of HNLIC which are being sold to SafeHealth as part of this transaction. The Reinsurance Agreement provides for the transfer from HNLIC to SafeHealth of substantially all of the vision indemnity and vision PPO business of HNLIC in California. The Reinsurance
Agreement is subject to certain closing conditions, the filing of certain insurance policy forms with the Department of Insurance in California, no material adverse change in either party, and the closing of the PAS Agreement, but does not require any other regulatory approval. As of March 31, 2003, there were approximately 15,000 members currently being provided vision indemnity and PPO benefits by HNLIC.

NETWORK  ACCESS  AGREEMENT

3) A Network Access Agreement ("Network Agreement") which provides access to the HNLIC panel of vision PPO providers to the extent that such vision PPO provider contracts can not be assigned for any reason by HNLIC to SafeHealth. There are no closing conditions with respect to the Network Agreement other than the closing of the PAS Agreement.

ADMINISTRATIVE  SERVICES  AGREEMENT

4) An Administrative Services Agreement ("Administrative Agreement") between HNLIC, SafeHealth and Health Net of Arizona, Inc. ("HNT-AZ") wherein SafeHealth will provide certain insurance related administrative services to HNT-AZ such as the processing of vision claims and related administrative services for benefits made available to clients under the applicable benefits agreements issued by


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HNT-AZ  and  HNLIC  (the  "Claims  Services").  In exchange for Claims Services,
HNT-AZ and HNLIC, as applicable, will pay SafeHealth fifteen percent (15%) of all claims paid by SafeHealth pursuant to the Administrative Agreement. HNLIC also has the option to extend the Administrative Agreement for an additional one
(1) year for which SafeHealth will receive a fee equal to twenty percent (20%) of all claims paid by SafeHealth pursuant to the Administrative Agreement. There are no closing conditions with respect to the Administrative Agreement other than the closing of the PAS Agreement transaction.

Collectively, the PAS Agreement, the Reinsurance Agreement, the Network Agreement and the Administrative Agreement described above are referred to as the "Vision Transactions."

CLOSING

The Registrant anticipates the Vision Transactions will be completed by the end of 2003, but there can be no assurance that the Vision Transactions will be completed. Assuming the Vision Transactions are completed, after the close of the Vision Transactions, the Registrant plans to cause the merger of HNV into and with the Registrant's wholly owned California subsidiary, SafeGuard Health Plans, Inc., a California corporation and a licensee under the Knox-Keene Health Care Service Plan Act of 1975, as amended.

PURCHASE  PRICE

If the Vision Transactions close, the Registrant will pay HNI for the HNV Stock and the Vision Transactions the total consideration of: (i) three million dollars ($3,000,000) in cash; and (ii) an amount equal to the amount of Tangible Net Equity of HND in excess of the minimum amount of Tangible Net Equity required by title 28, Section 1300.76 of the California Code of Regulations as of the closing date; and (iii) fifty percent (50%) of the network rental payment received by HNV after closing for the services provided by HNV to an unrelated third party vision network under contract with HNV, commencing upon the closing of the Vision Transactions through the month of service for December 2004.

SUMMARY  OF  THE  ACQUISITION

HNV, a subsidiary of HNI, operates a Vision HMO in the state of California, is licensed as a Specialized Knox-Keene Health Care Service Plan by the Department, and offers Vision HMO plans in the state of California for both individuals and employer groups. HNV has established a network of approximately 2,900 licensed optometrists, ophthalmologists and opticians in the state of California who have contracted with HNV to provide Vision HMO services to enrollees. HNLIC has established a vision PPO network of approximately 3,300 licensed optometrists, ophthalmologists and opticians in California to provide vision PPO services to HNLIC enrollees. HND and HNLIC, collectively, currently provide vision benefits to approximately 118,000 members.



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QUALIFICATION  OF  THIS  CURRENT  REPORT  ON  FORM 8-K TO THE VARIOUS AGREEMENTS
REFERRED  TO  HEREIN

The description of the Vision Transactions contained in this filing is qualified in its entirety by reference to the provisions of the Purchase and Sale Agreement dated as of June 30, 2003, without exhibits, filed as Exhibit 10.48 to this Current Report on Form 8-K (1), the Assumption and Indemnity Reinsurance Agreement dated as of June 30, 2003 filed as Exhibit 10.49 to this Current Report on From 8-K, the Network Access Agreement dated as of June 30, 2003, filed as Exhibit 10.50 to this Current Report on From 8-K, and the Administrative Services Agreement dated as of June 30, 2003, filed as Exhibit
10.51 to this Current Report on Form 8-K. A copy of the Press Release, dated July 1, 2003 issued by the Registrant in connection with the Vision Transactions, is filed as Exhibit 99.1 to this Current Report on Form 8-K.


_____________________________

(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the SEC upon request.

                                      * * *



                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)



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ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (A)     EXHIBITS

     EXHIBIT  NO.     DESCRIPTION
     ------------     -----------

     10.48 Purchase and Sale Agreement dated as of June 30, 2003, without exhibits, filed herewith (1).

     10.49 Assumption and Indemnity Reinsurance Agreement dated as of June 30, 2003, filed herewith.

     10.50 Network Access Agreement dated as of June 30, 2003, filed herewith.

     10.51 Administrative Services Agreement dated as of June 30, 2003, filed herewith.

     99.1 Press Release, dated July 2, 2003 regarding the Vision Transactions, filed herewith.


_______________________________

(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the SEC upon request.



                                      * * *

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SAFEGUARD  HEALTH  ENTERPRISES,  INC.



Date:  July  1,  2003         By:     /s/  Dennis  L.  Gates
                                      ----------------------
                              DENNIS  L.  GATES
                              Senior  Vice President and Chief Financial Officer



Date:  July  1,  2003         By:     /s/  Ronald  I.  Brendzel
                                      -------------------------
                              RONALD  I.  BRENDZEL
                              Senior  Vice  President  and  Secretary


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                                INDEX TO EXHIBITS


     EXHIBIT  NO.     DESCRIPTION
     ------------     -----------

     10.48 Purchase and Sale Agreement dated as of June 30, 2003, without exhibits, filed herewith (1).

     10.49 Assumption and Indemnity Reinsurance Agreement dated as of June 30, 2003, filed herewith.

     10.50 Network Access Agreement dated as of June 30, 2003, filed herewith.

     10.51 Administrative Services Agreement dated as of June 30, 2003, filed herewith.

     99.1 Press Release, dated July 2, 2003 regarding the Vision Transactions, filed herewith.

____________________________________


(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the SEC upon request.



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